                                  SCHEDULE 14A

          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                     EXCHANGE ACT OF 1934 (AMENDMENT NO.  )

     Filed by the registrant [X]

     Filed by a party other than the registrant [ ]

     Check the appropriate box:

     [ ] Preliminary proxy statement.       [ ] Confidential, for use of the
                                                Commission only (as permitted by
                                                Rule 14a-6(e)(2)).

     [X] Definitive proxy statement.

     [ ] Definitive additional materials.

     [ ] Soliciting material pursuant to Section 240.14a-12

                                  BIOMET INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement if Other Than the Registrant)

Payment of filing fee (check the appropriate box):

     [X] No fee required.

     [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and
         0-11.

     (1) Title of each class of securities to which transaction applies:

--------------------------------------------------------------------------------

     (2) Aggregate number of securities to which transaction applies:

--------------------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

--------------------------------------------------------------------------------

     (4) Proposed maximum aggregate value of transaction:

--------------------------------------------------------------------------------

     (5) Total fee paid:

--------------------------------------------------------------------------------

     [ ] Fee paid previously with preliminary materials.
--------------------------------------------------------------------------------

     [ ] Check box if any part of the fee is offset as provided by Exchange Act
         Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     (1) Amount Previously Paid:

--------------------------------------------------------------------------------

     (2) Form, Schedule or Registration Statement No.:

--------------------------------------------------------------------------------

     (3) Filing Party:

--------------------------------------------------------------------------------

     (4) Date Filed:

--------------------------------------------------------------------------------

                            [BIOMET, INC. LETTERHEAD]


To the Shareholders of Biomet, Inc.:

You are cordially invited to attend our Annual Meeting of Shareholders on Saturday, September 21, 2002, at 1:30 p.m., local time, at Biomet's Corporate Headquarters located at 56 East Bell Drive, Warsaw, Indiana. Information regarding the matters to be voted upon at the Annual Meeting can be found in the accompanying Notice and Proxy Statement.

We hope you are planning to attend the Annual Meeting and look forward to seeing as many of you as possible. The vote of each shareholder is of utmost importance. For that reason, we urge you to vote promptly, whether or not you plan to attend the Annual Meeting.

On behalf of the Board of Directors and management of Biomet, Inc., I would like to extend our appreciation for your continued support and confidence.

                                                Sincerely,


                                                BIOMET, INC.

                                                /s/ DANE A. MILLER

                                                Dane A. Miller, Ph.D.
                                                President and Chief
                                                Executive Officer

                            [BIOMET, INC. LETTERHEAD]



                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                         TO BE HELD SEPTEMBER 21, 2002


TO THE SHAREHOLDERS OF BIOMET, INC.:

The Annual Meeting of Shareholders of Biomet, Inc. will be held on Saturday, September 21, 2002, at 1:30 p.m., local time, at Biomet's Corporate Headquarters located at 56 East Bell Drive, Warsaw, Indiana, for the following purposes:

(1)  To elect five directors to serve for terms of three years each.

(2) To ratify the selection by the Board of Directors of Ernst & Young LLP as independent accountants for the fiscal year ending May 31, 2003.

(3) To transact such other business as may properly come before the Annual Meeting or any adjournment thereof.

Shareholders of record as of the close of business on July 12, 2002 are entitled to receive notice of and to vote at the Annual Meeting. We urge you to vote your shares promptly, even if you hold only a few shares and regardless of whether or not you expect to be present at the Annual Meeting in person.


                                             By order of the Board of Directors,


                                             /s/ DANIEL P. HANN

                                             Daniel P. Hann, Secretary

August 21, 2002
Warsaw, Indiana

YOUR VOTE IS VERY IMPORTANT. PLEASE VOTE YOUR PROXY PROMPTLY.

                           [BIOMET, INC., LETTERHEAD]

                                PROXY STATEMENT


                          ANNUAL MEETING OF SHAREHOLDERS
                         TO BE HELD SEPTEMBER 21, 2002

                              GENERAL INFORMATION


This Proxy Statement is furnished to the shareholders of Biomet, Inc. in connection with the solicitation by the Board of Directors of Biomet of proxies to be voted at the Annual Meeting of Shareholders to be held at Biomet's Corporate Headquarters located at 56 East Bell Drive, Warsaw, Indiana, on Saturday, September 21, 2002, at 1:30 p.m., local time, or any adjournment thereof. This Proxy Statement and the accompanying form of proxy were first mailed to shareholders on or about August 21, 2002. The following is important information in a question-and-answer format regarding the Annual Meeting and this Proxy Statement.

WHAT AM I VOTING ON?

You are voting on the following matters:

     - The election of five directors (C. Scott Harrison, M.D.; Kenneth V. Miller; Niles L. Noblitt; Marilyn Tucker Quayle; and L. Gene Tanner) for three-year terms.

     - The ratification of the selection of Ernst & Young LLP as independent accountants for the fiscal year ending May 31, 2003.

WHO IS ENTITLED TO VOTE?

Only those persons who own Biomet Common Shares at the close of business on the record date, July 12, 2002, are entitled to receive notice of and to vote at the Annual Meeting, or any adjournment of the meeting. Each shareholder is entitled to one vote for each Biomet Common Share owned as of the close of business on July 12, 2002.

HOW DO I VOTE?

It is important that you vote each proxy you receive. If your proxy does not indicate your voting preference, we will vote FOR the two proposals on your behalf. This year there are two convenient voting methods.

VOTING BY INTERNET. We encourage you to vote by using the Internet at www.proxyvote.com. Please refer to the voting information on the proxy ballot and on the website for directions on the manner in which to transmit your voting instructions. Voting on the Internet has the same effect as voting by mail. The deadline for Internet voting is 11:59 p.m. Eastern Time, Friday, September 20, 2002. Internet voting is available 24 hours a day. If you vote by the Internet you should NOT return your proxy card by mail. If you are a beneficial owner, or you hold your shares in "street name," please check your voting instruction card to determine whether you will be able to vote by Internet.

VOTING BY MAIL. If you choose to vote by mail, please mark, sign and date each proxy ballot you receive and return it as soon as possible in the postage-paid envelope provided.

WHAT IS THE DIFFERENCE BETWEEN HOLDING SHARES AS A SHAREHOLDER OF RECORD AND AS A BENEFICIAL OWNER?

If your shares are registered directly in your name with our transfer agent you are considered to be the "shareholder of record" with respect to those shares. This Proxy Statement, the Annual Report to Shareholders and the proxy ballot have been sent directly to you.

If your shares are held in a stock brokerage account, by a bank or other nominee, you are considered to be the "beneficial owner" of the shares held in street name. This Proxy Statement and the Annual Report to Shareholders have been forwarded to you by your broker, bank or nominee, who is considered to be the shareholder of record with respect to those shares. As the beneficial owner of the shares, you have the right to direct your broker, bank or nominee how to vote your shares by using the voting instruction card included in the mailing.

WHAT IS "HOUSEHOLDING" AND HOW DOES IT AFFECT ME?

In an effort to reduce printing and postage costs, Biomet has adopted a process for mailing the Annual Report to Shareholders and Proxy Statement known as "householding." Householding has been approved by the Securities and Exchange Commission and permits Biomet to mail only one copy of the Annual Report to Shareholders and Proxy Statement to shareholders who share the same last name and address, unless we receive contrary instructions from any shareholder at that address.

If you prefer to receive multiple copies of the Annual Report to Shareholders and Proxy Statement at the same address, additional copies will be provided to you promptly upon request. You may contact the Investor Contact in writing at Biomet, Inc., P.O. Box 587, Warsaw IN 46581-0587, or by telephone at
574.372.1514. If you are receiving multiple copies of the Annual Report to Shareholders and Proxy Statement and would prefer to receive a single copy, please contact us at the address and phone number provided above.

WHAT DOES IT MEAN IF I GET MORE THAN ONE PROXY BALLOT?

It means you have shares registered in more than one account. Please vote ALL proxy ballots to ensure that all of your shares are counted.

WHO CAN ATTEND THE ANNUAL MEETING?

All shareholders as of the close of business on July 12, 2002, or their duly appointed proxy holders, may attend the Annual Meeting. Each shareholder may be accompanied by one guest. However, seating will be limited. Admission to the Annual Meeting will be on a first-come, first-served basis. Registration will begin at 1:00 p.m.

WHAT TIME IS THE ANNUAL MEETING?

The Annual Meeting will begin at 1:30 p.m., local time. Please note that local time is Eastern Standard Time, NOT Eastern Daylight Savings Time (i.e., during this time of year, Warsaw is on the same time as Chicago). There will be tours of Biomet's facility from 12:00 noon to 1:00 p.m. prior to the Annual Meeting.

WHAT CONSTITUTES A QUORUM?

A quorum is represented by the holders of a majority of the Common Shares outstanding on the record date and present, in person or by proxy, at the Annual Meeting. As of the record date, there were 263,286,529 Common Shares of Biomet issued and outstanding. Proxies submitted by brokers that do not indicate a vote for the proposal are called "broker non-votes." Broker non-votes and abstentions will be included in the number of shares considered to be present at the Annual Meeting.

CAN I CHANGE MY VOTE AFTER I VOTE MY PROXY?

Yes. You may change your vote at any time prior to the tabulation of votes at the Annual Meeting. To do so, you must (1) deliver to the Secretary of Biomet a written notice of revocation, or (2) submit a properly executed proxy bearing a later date in writing or on the Internet. Any proxy will be suspended if you are a shareholder of record and you elect to vote in person at the Annual Meeting.

HOW MANY VOTES ARE NEEDED TO APPROVE EACH ITEM?

ELECTION OF DIRECTORS. The five nominees receiving the greatest number of votes will be elected as directors. Abstentions and broker non-votes will not be counted as votes in favor of any nominee.

OTHER MATTERS. The ratification of the independent accountants and approval of any other matter that properly comes before the Annual Meeting requires that the number of votes cast "for" exceed those cast "against." Abstentions and broker non-votes will not be counted as votes for or against any such matters.

WHAT ARE THE BOARD'S RECOMMENDATIONS?

Unless you instruct otherwise on your proxy ballot, the proxy holders will vote in accordance with the recommendations of the Board of Directors. The Board's recommendations are set forth with the discussion of each matter. In summary, the Board recommends the following voting action:

     -   FOR the election of the nominees for directors.

     - FOR ratification of the appointment of Ernst & Young LLP as Biomet's independent accountants for the fiscal year 2003.

With respect to any other matter that properly comes before the Annual Meeting, the proxy holders will vote as recommended by the Board of Directors, or in their own discretion if no recommendation is given.

WHEN ARE SHAREHOLDER PROPOSALS DUE FOR THE 2003 ANNUAL MEETING?

To be considered for inclusion in next year's Proxy Statement, shareholder proposals must be submitted in writing by April 23, 2003, to the Secretary of Biomet, P.O. Box 587, Warsaw IN 46581-0587.

WHO PAYS FOR THE COSTS ASSOCIATED WITH THIS PROXY STATEMENT?

Biomet will pay for all expenses in connection with the solicitation of proxies. We will also provide to all brokers, dealers, banks and voting trustees, and their nominees, copies of this Proxy Statement, the accompanying form of proxy ballot and the Annual Report to Shareholders for mailing to beneficial owners and, upon request, will reimburse such record holders for their reasonable expenses in connection with such activities. Biomet expects to solicit proxies primarily by mail, but directors, officers and employees of Biomet may also solicit proxies in person or by telephone.

                                STOCK OWNERSHIP

WHO ARE THE OWNERS OF THE GREATEST AMOUNT OF BIOMET'S COMMON SHARES?

The following table sets forth certain data with respect to those persons known by Biomet to be the beneficial owners of more than 5% of the issued and outstanding Common Shares of Biomet as of July 12, 2002. Except as otherwise indicated in the notes to the table, each shareholder has sole voting and investment power with respect to the shares indicated.


       NAME AND ADDRESS               AMOUNT AND NATURE            PERCENT
     OF BENEFICIAL OWNER           OF BENEFICIAL OWNERSHIP        OF CLASS
     -------------------           -----------------------        --------

State Farm Mutual Automobile           18,869,359(1)                 7.2%
Insurance Company and related
 entities
One State Farm Plaza
Bloomington, Illinois 61710

FMR Corp.                              13,441,767(2)                 5.1%
82 Devonshire Street
Boston, Massachusetts 02109

(1)According to information contained in a Schedule 13G filing made by State Farm Mutual Automobile Insurance Company and related entities ("State Farm") dated February 1, 2002, State Farm acquired these shares for investment purposes in the ordinary course of its business.

(2)According to information obtained in a Schedule 13G filing made by FMR Corp. ("FMR"), dated February 14, 2002, FMR acquired these shares for investment purposes in the ordinary course of its business.

HOW MANY COMMON SHARES DO BIOMET'S DIRECTORS AND EXECUTIVE OFFICERS OWN?

The following table sets forth the beneficial ownership of Common Shares as of July 12, 2002 by each director, each executive officer named in the Summary Compensation Table herein, and by all directors and executive officers of Biomet as a group. Unless otherwise stated, the beneficial owners exercise sole voting and/or investment power over their shares.

                                                                                 OPTION
                                   NUMBER                                         SHARES       TOTAL NUMBER
                                 OF SHARES        BIOMET'S     401(k) PROFIT   EXERCISABLE       OF SHARES
NAME OF                         BENEFICIALLY   EMPLOYEE STOCK   SHARING AND       WITHIN        BENEFICIALLY   PERCENT
BENEFICIAL OWNER                  OWNED (1)    BONUS PLAN (2)    TRUST (3)     60 DAYS (4)         OWNED       OF CLASS
---------------------------     ------------   --------------  -------------   -----------     -------------   --------
Garry L. England                    197,318        22,758          32,354          34,967           287,397       0.1%
Jerry L. Ferguson                 3,183,135         3,308              --              --         3,186,443       1.2%
Daniel P. Hann                       70,929        10,278           2,418          34,968           118,593          *
C. Scott Harrison, M.D.             699,523          --                --          35,537           735,060       0.3%
M. Ray Harroff                       47,990          --                --          16,250            64,240         *
Thomas F. Kearns, Jr.                10,151          --                --           2,000            12,151         *
Dane A. Miller, Ph.D.             7,947,075        31,564          22,386              --         8,001,025       3.0%
Jerry L. Miller                   3,981,574          --                --          16,250         3,997,824       1.5%
Kenneth V. Miller                     9,501          --                --          16,250            25,751         *
Charles E. Niemier                  759,780        27,252          35,624          46,498           869,154       0.3%
Niles L. Noblitt                  4,712,904        32,166          52,009              --         4,797,079       1.8%
James R. Pastena                    103,838        11,767          10,823          41,576           168,004         *
Marilyn Tucker Quayle                21,310          --                --           5,000            26,310         *
Prof. Dr. Bernhard Scheuble               0          --                --           2,000             2,000         *
L. Gene Tanner                      119,249          --                --           2,000           121,249         *
Other Executive Officers            405,356        29,706          31,184          83,998           550,244       0.2%

-----------------------------------------------------------------------------------------------------------------------

All Directors and Executive
  Officers as a Group
  (18 persons, including
  the foregoing)                                                                                 22,962,524       8.7%


*Represents less than 0.1% of Biomet's issued and outstanding Common Shares.

(1) The number of shares shown includes shares that are owned individually or jointly, as well as shares as to which the individual has shared voting and/or investment power and, in certain cases, disclaims beneficial ownership, as follows:

    - Mr. Garry England--4,050 shares held in an individual retirement account ("IRA") for Mr. England's benefit as to which he has investment power but no voting power and 5,136 shares owned of record by Mr. England's minor children, as to which Mr. England has no voting or investment power and disclaims beneficial ownership.

    - Mr. Jerry Ferguson--278,754 shares owned of record by Mr. Ferguson's wife and 38,880 shares held in an IRA for her benefit, as to which Mr. Ferguson has no voting or investment power and disclaims beneficial ownership; and 58,806 shares held in an IRA for his benefit as to which Mr. Ferguson has investment power but no voting power.

    - Dr. Dane Miller--3,812,337 shares owned of record by Dr. Miller's wife and 44,973 shares held in an IRA for her benefit, as to which Dr. Miller has no voting or investment power and disclaims beneficial ownership; and 103,473 shares held in an IRA for the benefit of Dr. Miller, as to which he has investment power but no voting power.

    - Mr. Jerry Miller--3,887,209 shares held in an Estate Planning trust for the benefit of Mr. Miller, as to which Mr. Miller has shared voting and investment power.

    - Mr. Charles Niemier--143,354 shares owned of record by Mr. Niemier's wife and 30,573 shares held in an IRA for her benefit, as to which Mr. Niemier has no voting or investment power and disclaims beneficial ownership; 71,082 shares held in an IRA for Mr. Niemier's benefit, as to which he has investment power but no voting power; and 300,348 shares held in trust for the benefit of Mr. Niemier's children as to which he has no voting or investment power and disclaims beneficial ownership.

    - Mr. Niles Noblitt--2,325,109 shares owned of record by Mr. Noblitt's wife, as to which Mr. Noblitt holds no voting or investment power and disclaims beneficial ownership; 20,528 shares owned of record by his children, as to which Mr. Noblitt has no voting or investment power and disclaims beneficial ownership; and 20,528 shares owned of record by his children, as to which he has voting and investment power but disclaims beneficial ownership.

    - Other Executive Officers--125,219 shares held by the spouses of these executive officers, as to which they have no voting power or investment power and disclaim beneficial ownership; 4,212 shares held in an IRA for the benefit of the wife of one of these executive officers, as to which he has no voting or investment power and disclaims beneficial ownership; and 4,653 shares held in an IRA for the benefit of one of the executive officers, as to which he has investment power but no voting power.

(2) Biomet's executive officers have accounts in Biomet's Employee Stock Bonus Plan qualified under section 401(a) of the Internal Revenue Code. The executive officers who hold shares pursuant to the Employee Stock Bonus Plan have voting power but do not have investment power for these shares.

(3) Biomet's executive officers may elect to participate in Biomet's Profit Sharing Plan and Trust qualified under Section 401(k) of the Internal Revenue Code. The officers have no voting or investment power for the shares held in their accounts in the 401(k) plan.

(4) Reflects the number of shares that could be purchased by the exercise of options exercisable at July 12, 2002, or within 60 days thereafter.

                         ITEM 1--ELECTION OF DIRECTORS

Biomet's Bylaws divide the Board of Directors into three classes, with one class to be elected at each Annual Meeting of Shareholders. At the Annual Meeting, the shareholders will vote to elect five directors in Class I to serve for a three-year term expiring in 2005, or until their successors are elected and qualified. Class II Directors and Class III Directors will not be elected at the Annual Meeting and will continue in office until the Annual Meetings of Shareholders to be held in 2003 and 2004, respectively. The Board of Directors has nominated the persons named below for election as Class I Directors. The name, age, business background and tenure as a director of Biomet of each nominee and each director continuing in office are set forth below. Jerry L. Miller and Kenneth V. Miller are brothers. No other family relationship exists among any of the nominees or continuing directors. Except as otherwise indicated, the principal occupations of the nominees and continuing directors have not changed during the last five years. The nominees for director have consented to serve, if elected, and Biomet has no reason to believe that any of the nominees will be unable to serve. Should any nominee become unavailable for any reason, proxies may be voted for an alternate candidate chosen by the Board of Directors. The five nominees for director receiving the greatest number of votes will be elected as directors. Withheld votes and broker non-votes (which are treated as "withheld" votes) are not counted as votes in favor of any nominee. Unless authority to vote for a nominee is withheld, the accompanying proxy will be voted FOR the nominees named.

DIRECTORS STANDING FOR ELECTION

NAME, AGE AND BUSINESS EXPERIENCE

THE BOARD RECOMMENDS A VOTE FOR THE NOMINEES.

CLASS I:  FOR A THREE-YEAR TERM EXPIRING AT THE 2005 ANNUAL MEETING OF
SHAREHOLDERS

C. SCOTT HARRISON, M.D., age 65 .............................Director since 1994
Member: Executive, Audit and Compensation Committees. Dr. Harrison is the founder, President and Chief Executive Officer of CURE International
(non-profit organization).

KENNETH V. MILLER, age 54....................................Director since 1979
Member: Executive, Nominating, Audit, Compensation and Stock Option Committees. Mr. Miller is a self-employed attorney, venture capitalist and a principal in Havirco, Inc. (private investment management firm). Mr. Miller is a director and a member of the Compensation Committee of the Board of Directors of AvTech Laboratories, Inc. (pharmaceutical laboratory) and TEAM Industries, Inc. (manufacturer of expanded polystyrene products). Mr. Miller is also a director of Keystone Community Bank.

NILES L. NOBLITT, age 51.....................................Director since 1977
Member: Executive and Stock Option Committees. Mr. Noblitt is one of the four founders of Biomet and is the Chairman of the Board. Mr. Noblitt is also a trustee of Rose Hulman Institute of Technology.

MARILYN TUCKER QUAYLE, age 53................................Director since 1993
Ms. Quayle is a director and President of BTC, Inc., a private holding company and a director of booksfree.com. Prior to 2001, she was also an attorney engaged in private practice as a partner in the Indianapolis, Indiana law firm of Krieg, DeVault, Alexander & Capehart.

L. GENE TANNER, age 69.......................................Director since 1985
Member: Audit Committee. Mr. Tanner is Vice Chairman of the Board of NatCity Investments, Inc. (investment banking firm) and a director of the Indiana Chamber of Commerce.

DIRECTORS CONTINUING IN OFFICE
NAME, AGE AND BUSINESS EXPERIENCE

CLASS II:  TERM EXPIRES AT THE 2003 ANNUAL MEETING OF SHAREHOLDERS

JERRY L. FERGUSON, age 61 ...................................Director since 1978
Member: Executive and Nominating Committees. Mr. Ferguson is one of the four founders of Biomet and has served as Vice Chairman of the Board since December 1997. Prior thereto he served as Biomet's Senior Vice President.

DANIEL P. HANN, age 47 ......................................Director since 1989
Mr. Hann has served as the Senior Vice President, General Counsel and Secretary of Biomet since June 1999. Prior thereto, he was Vice President, General Counsel and Secretary of Biomet.

THOMAS F. KEARNS, JR., age 65................................Director since 1983
Mr. Kearns is a retired partner of Bear, Stearns & Co., Inc. (investment banking firm). Mr. Kearns is a director of PharmaKinetics Laboratories, Inc. (contract research organization), a trustee of the University of North Carolina Foundation, a director of Fibrogen Corporation (a biotechnology company) and a director of the Omega Institute (non-profit organization).

DANE A. MILLER, PH.D., age 56................................Director since 1977
Member: Executive and Stock Option Committees. Dr. Miller is one of the four founders of Biomet and is the President and Chief Executive Officer. Dr. Miller is a director of 1st Source Corporation (bank holding company), a trustee of Kettering University (formerly General Motors Institute), a member of the board of the University of Chicago Health Systems and serves on the Engineering Advisory Committee of the University of Cincinnati.

CLASS III: TERM EXPIRES AT THE 2004 ANNUAL MEETING OF SHAREHOLDERS

M. RAY HARROFF, age 62.......................................Director since 1977
Mr. Harroff is one of the four founders of Biomet and is President of Stonehenge Links Village Development (real estate development company). Mr. Harroff was also President of Stonehenge Golf Club, Inc. (golf country club) until February 1998. On September 2, 1997, Mr. Harroff filed for protection under Federal Bankruptcy laws. Also on September 2, 1997, Stonehenge Golf Club and Stonehenge Links Village Development filed a petition for reorganization pursuant to Chapter 11 of the United States Bankruptcy Code.

JERRY L. MILLER, age 56......................................Director since 1979
Member: Executive, Nominating, Compensation and Stock Option Committees. Mr. Miller is a self-employed attorney, venture capitalist and a principal in Havirco, Inc. (private investment management firm). Mr. Miller is a director and a member of the Compensation Committee of the Board of Directors of AvTech Laboratories, Inc. (pharmaceutical laboratory) and TEAM Industries, Inc. (manufacturer of expanded polystyrene products).

CHARLES E. NIEMIER, age 46...................................Director since 1987
Mr. Niemier is the Senior Vice President - International Operations of Biomet. Mr. Niemier is a trustee of Valparaiso University, a member of the Board of Directors of Lakeland Financial Corporation (Lake City Bank), and a member of the Board of Directors of Kosciusko 21st Century Foundation, Inc. (non-profit organization).

PROF. DR. BERNHARD SCHEUBLE, age 48..........................Director since 1998
Prof. Scheuble is Chairman and Chief Executive Officer of Merck KGaA (pharmaceutical company) and has been CEO Pharma, and a General Partner and Member of the Executive Board of Merck KGaA since April, 1998. From 1996 until 1998, Prof. Scheuble was Head of Pharma Ethicals, Merck KGaA. Prof. Scheuble is a director of certain subsidiaries of Merck KGaA.

COMMITTEES AND MEETINGS OF THE BOARD OF DIRECTORS

HOW OFTEN DID THE BOARD MEET DURING FISCAL YEAR 2002?

The Board of Directors met five times during fiscal year 2002. Each director attended more than 75% of the total number of meetings of the Board and committees on which he or she served during fiscal year 2002.

BOARD COMMITTEE MEMBERSHIP

                                          Executive    Nominating      Audit     Compensation    Stock Option
Name                                      Committee    Committee     Committee    Committee        Committee
Jerry L. Ferguson                             X            X
Daniel P. Hann
C. Scott Harrison, M.D.                       X                          X             X
M. Ray Harroff
Thomas F. Kearns
Dane A. Miller, Ph.D.                         X                                                       X
Jerry L. Miller                               X            X                           X              X
Kenneth V. Miller                             X            X             X             X              X
Charles E. Niemier
Niles L. Noblitt                              X                                                       X
Marilyn Tucker Quayle
Prof. Dr. Bernhard Scheuble
L. Gene Tanner                                                           X


The EXECUTIVE COMMITTEE has full authority from the Board of Directors to conduct business within the limits prescribed by Indiana law. The Executive Committee met six times during fiscal year 2002.

The NOMINATING COMMITTEE is responsible for, among other things, receiving and reviewing recommendations for nominations to the Board of Directors, establishing eligibility criteria and procedures for identifying potential nominees to the Board of Directors, and recommending individuals as nominees for election to the Board of Directors. The Nominating Committee will consider for nomination as directors persons recommended by shareholders provided that such recommendations are in writing and delivered to: Attn: Secretary, Biomet, Inc., P.O. Box 587, Warsaw IN 46581-0587, and delivered to, or mailed and received at, such address not less than 60 days nor more than 90 days prior to the Annual Meeting of Shareholders. In the event that less than 70 days' notice or prior public disclosure of the date of the Annual Meeting is given or made to shareholders, any notice of nomination by a shareholder must be received not later than the close of business on the tenth day following the day on which such notice of the date of the meeting was mailed or such public disclosure was made. The Nominating Committee met once during fiscal year 2002.


The function of the AUDIT COMMITTEE is to monitor the internal controls and financial reporting of Biomet and its subsidiaries; to review these matters with the President and Chief Executive Officer and Biomet's independent accountants; to review the scope and parameters of the independent accountants' audit of Biomet's consolidated financial statements; to review the scope and parameters of the findings of Biomet's internal auditors; to establish policies and make recommendations to the Board of Directors with respect to approval of transactions between Biomet and its directors, officers and employees; to review and approve any related-party transactions; and to make recommendations to the Board of Directors concerning the annual appointment of Biomet's independent accountants. The Audit Committee also reviews Biomet's compliance with applicable laws, regulations and internal procedures. The Audit Committee met nine times during fiscal year 2002.

The COMPENSATION COMMITTEE is responsible for administering the compensation programs for Biomet's executive officers and employees. The Compensation Committee met twice during fiscal year 2002.

The STOCK OPTION COMMITTEE administers Biomet's stock option plans. Presently, no member of the Stock Option Committee participates in any of these plans with the exception that each of the two non-employee director members, Jerry L. Miller and Kenneth V. Miller, automatically receives an option to purchase 2,000 Common Shares every year during his service as a non-employee director of Biomet pursuant to the terms of the Biomet, Inc. 1998 Qualified and Non-Qualified Stock Option Plan. The Stock Option Committee met four times during fiscal year 2002.

COMPENSATION OF DIRECTORS

Each director of Biomet who is not an employee receives an annual fee of $17,000, plus a fee of $1,000 and reimbursement for travel expenses for each meeting of the Board of Directors attended in person and a fee of $500 for attending a meeting of the Board of Directors by telephone. Directors who are employees receive a fee of $750 for each meeting of the Board of Directors attended in person and a fee of $375 for each meeting of the Board of Directors attended by telephone. Each member of the Executive Committee of the Board of Directors who is not a Biomet employee receives an additional annual fee of $17,000, plus a fee of $1,000 and reimbursement for travel expenses for each Executive Committee meeting attended in person and a fee of $500 for each Executive Committee meeting attended by telephone. Each member of the Audit Committee of the Board of Directors receives an additional annual fee of $9,000, plus a fee of $1,000 and reimbursement for travel expenses for each Audit Committee meeting attended in person and a fee of $500 for each Audit Committee meeting attended by telephone unless such meetings are held in conjunction with a meeting of the Board of Directors or Executive Committee. Each member of the Nominating and Compensation Committees of the Board of Directors receives a fee of $1,000 for each committee meeting attended in person and a fee of $500 for attending a committee meeting by telephone, unless such meetings are held in conjunction with a meeting of the Board of Directors or Executive Committee. No fees are paid for attending meetings of the Stock Option Committee.

Each director who is not a Biomet employee is automatically granted an option to purchase 2,000 Common Shares every year during his or her service on the Board of Directors pursuant to the terms of the Biomet, Inc. 1998 Qualified and Non-Qualified Stock Option Plan (the "1998 Plan"). The 1998 Plan provides that the purchase price of option shares may not be less than the fair market value per Common Share on the date of grant and the term of the option may not exceed ten years from the date of grant.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

During fiscal year 2002, the Compensation Committee was comprised of C. Scott Harrison, M.D.; Jerry L. Miller and Kenneth V. Miller. None of the members of the Compensation Committee is now serving or previously has served as an officer of Biomet or any of its subsidiaries. None of Biomet's executive officers serve as directors of, or in any compensation-related capacity for, other companies with which members of Biomet's Compensation Committee are affiliated.

                             EXECUTIVE COMPENSATION
GENERAL

The following Summary Compensation Table sets forth, for the three years ended May 31, 2002, certain information with respect to the compensation of Biomet's President and Chief Executive Officer and the four other most highly compensated executive officers who served in such capacities as of May 31, 2002.


                           SUMMARY COMPENSATION TABLE


                                                                                               LONG TERM
                                                                    ANNUAL                     INCENTIVE              ALL OTHER
                                           FISCAL YEAR            COMPENSATION                   AWARDS           COMPENSATION(1)
NAME AND PRINCIPAL POSITION               ENDED MAY 31     SALARY ($)         BONUS ($)      STOCK OPTIONS(#)            ($)
----------------------------------------------------------------------------------------------------------------------------------
Dane A. Miller, Ph.D.                         2002            264,300           230,000              --                 16,875
  President and                               2001            244,700           207,000              --                 14,850
  Chief Executive Officer                     2000            230,300           158,500              --                 14,850

Niles L. Noblitt                              2002            273,800           230,000              --                 16,875
  Chairman of the Board                       2001            243,000           210,000              --                 14,850
                                              2000            230,300           162,000              --                 14,850

James R. Pastena                              2002            279,700           199,500            15,000               13,500
  Vice President of Biomet                    2001            248,900           175,000            15,000               11,475
  and President of EBI, L.P.                  2000            242,800           150,000            22,500               11,475

Garry L. England                              2002            246,700           209,000            15,000               13,500
  Senior Vice President -                     2001            227,200           175,000             7,500               11,475
  Warsaw Operations                           2000            214,000           152,000            22,500               11,475

Charles E. Niemier                            2002            262,100           167,000            15,000               16,875
  Senior Vice President -                     2001            242,600           170,000             7,500               14,850
  International Operations                    2000            228,400           144,000            22,500               14,850

(1)Represents the value of Biomet's contribution to the Employee Stock Bonus Plan and the 401(k) Plan for each of the officers listed, and director fees paid to Dr. Miller, Mr. Noblitt and Mr. Niemier.

STOCK OPTIONS

Options were granted in fiscal year 2002 to the following executive officers named in the Summary Compensation Table.

                        OPTION GRANTS IN LAST FISCAL YEAR


                                                                                                 POTENTIAL REALIZABLE VALUE
                          NUMBER OF                                                                   AT ASSUMED ANNUAL
                          SECURITIES         PERCENT OF TOTAL                                       RATES OF STOCK PRICE
                          UNDERLYING         OPTIONS GRANTED      EXERCISE                     APPRECIATION FOR OPTION TERM(2)
                      OPTIONS GRANTED(1)     TO EMPLOYEES IN        PRICE        EXPIRATION    -------------------------------
NAME                         (#)             FISCAL YEAR 2002      ($/SH)           DATE          5% ($)           10% ($)
-----                 ------------------     ----------------    ----------     ------------   -------------------------------
James R. Pastena          3,750                   0.2%            $29.0933      July 5, 2008     $44,415           $103,505
                          3,750                   0.2%             29.0933      July 5, 2009      52,090            124,765
                          3,750                   0.2%             29.0933      July 5, 2010      60,150            148,152
                          3,750                   0.2%             29.0933      July 5, 2011      68,612            173,877

Garry L. England          3,750                   0.2%            $29.0933      July 5, 2008     $44,415           $103,505
                          3,750                   0.2%             29.0933      July 5, 2009      52,090            124,765
                          3,750                   0.2%             29.0933      July 5, 2010      60,150            148,152
                          3,750                   0.2%             29.0933      July 5, 2011      68,612            173,877

Charles E. Niemier        3,750                   0.2%            $29.0933      July 5, 2008     $44,415           $103,505
                          3,750                   0.2%             29.0933      July 5, 2009      52,090            124,765
                          3,750                   0.2%             29.0933      July 5, 2010      60,150            148,152
                          3,750                   0.2%             29.0933      July 5, 2011      68,612            173,877


(1)These options were granted under the Biomet, Inc. 1998 Qualified and Non-Qualified Stock Option Plan. They were granted at fair market value at the time of the grant, do not become exercisable until at least one year from the date of grant and carry with them the right to deliver previously owned shares in payment of the option price and to satisfy tax withholding requirements.

(2)The dollar amounts shown in these columns are the result of calculations at the 5% and 10% appreciation rates set by the Securities and Exchange Commission and are not intended to forecast the actual appreciation, if any, of the Company's stock price. The Company did not use an alternate formula to determine potential realizable value because it is not aware of any formula that is able to determine with reasonable accuracy the potential realizable value based on future unknown or volatile factors.

The following table sets forth the number of shares acquired on exercise of stock options and the aggregate gain realized on exercise in fiscal year 2002 by Biomet's executive officers named in the Summary Compensation Table. Dr. Miller and Mr. Noblitt do not receive stock options from Biomet.

                AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR
                        AND FISCAL YEAR END OPTION VALUES


                                                                NUMBER OF UNEXERCISED OPTIONS     VALUE OF UNEXERCISED IN-THE-MONEY
                        SHARES ACQUIRED        VALUE                 AT MAY 31, 2002 (#)            OPTIONS AT MAY 31, 2002 ($)(3)
NAME                   ON EXERCISE (#)(1)    REALIZED ($)(2)    EXERCISABLE      UNEXERCISABLE     EXERCISABLE        UNEXERCISABLE
----                   ------------------    ---------------   ------------      --------------   -------------       -------------
James R. Pastena                0             $       0          46,076                60,210        $ 804,329           $ 599,275

Garry L. England           25,031               576,604          25,967                44,063          537,466             463,866

Charles E. Niemier         20,530               688,528          37,498                44,063          782,417             463,866


(1) The number of shares acquired has been adjusted to reflect the 3-for-2 split of the Company's Common Shares announced July 9, 2001.

(2) An individual, upon exercise of an option, does not receive cash equal to the amount contained in the Value Realized column of this table. Instead, the "Value Realized" represents the difference between the base (or exercise) price of the option shares and the market price of the option shares on the date the option was exercised. It does not include any taxes which may have been owed. No cash is received until or unless the shares received upon exercise of an option are sold.

(3)Represents the difference between the base (or exercise) price of the option shares and a market price of $28.23, which was the closing price of the Common Shares reported by the Nasdaq Stock Market on May 31, 2002.

             REPORT OF THE COMPENSATION AND STOCK OPTION COMMITTEES

The Compensation Committee and the Stock Option Committee of the Board of Directors (collectively referred to herein as the "Committee") are responsible for administering the compensation and benefit programs for Biomet's employees, including the executive officers. The Committee annually reviews and evaluates cash compensation and stock option grant recommendations made by the President and Chief Executive Officer for the executive officers (other than for himself) along with the rationale for such recommendations. The Committee examines these recommendations in relation to Biomet's overall objectives and makes compensation recommendations to the Board of Directors for final approval. The Committee also sends to the Board of Directors for approval its recommendations on compensation for the President and Chief Executive Officer, who does not participate in the decisions of the Board as to his compensation package. The President and Chief Executive Officer is not a member of the Compensation Committee. He is a member of the Stock Option Committee, but does not participate in the Biomet stock option program and has never received a stock option from Biomet.

WHAT IS BIOMET'S PHILOSOPHY OF EXECUTIVE OFFICER COMPENSATION?

Biomet's current executive compensation policies and practices reflect the compensation philosophies of Biomet's four founders: Dane A. Miller, Ph.D.; Niles L. Noblitt; Jerry L. Ferguson and M. Ray Harroff. Biomet is committed to maximizing shareholder value through performance. The Committee believes that an essential element to reaching that goal is the superior performance of Biomet's executive officers and management team. Biomet's practices and policies are designed to help achieve this objective by accomplishing the following goals:

    - Attracting, retaining and rewarding highly-qualified and productive persons.

    -   Relating compensation to both Company and individual performance.

    - Establishing compensation levels that are internally equitable and externally competitive.

    - Encouraging an ownership interest and instilling a sense of pride in Biomet, consistent with the interests of Biomet's shareholders.

The Committee firmly believes that all Team Members (Biomet refers to its employees as Team Members) play a critical role in Biomet's success and, therefore, all Team Members are eligible to participate in Biomet's cash and equity compensation plans. The Committee continues to believe in one of Biomet's founding philosophies: that equity incentives in the form of stock options are an excellent motivation for all Team Members, including executive officers, and serve to align the interests of Team Members, management and shareholders.

Based on these objectives, the compensation package of the executive officers consists of four primary elements:

    -   base salary
    -   incentive bonuses
    -   stock options
    -   participation in employee benefit plans

BASE SALARY. A base salary is set for each executive officer at the beginning of each calendar year by the Board of Directors, after receiving a recommendation from the Committee. The Committee recommends to the Board of Directors what it believes to be an appropriate base salary for each executive officer based on Biomet's performance, the executive officer's performance, Biomet's future objectives and challenges, and the current competitive environment. Base salaries are intended to be relatively moderate, but competitive. During fiscal year 2002, the base salary of the executive officers as a group increased approximately 8%.

INCENTIVE BONUSES. A significant portion of each executive officer's annual compensation is based on the financial performance of Biomet. Approximately one-half of each executive officer's potential annual cash compensation is based upon an incentive bonus, which is accrued and paid at the mid-point and the conclusion of each fiscal year. The potential bonus is determined at the discretion of the Committee and approved by the Board of Directors at the beginning of each fiscal year. In exercising its discretion, the Committee takes into account the growth in revenues and earnings of the operations for which the executive officer is responsible or plays a significant role, as well as the goals, objectives, responsibilities and length of service of each officer.

STOCK OPTIONS. Stock options have always been a key element in Biomet's long-term incentives program. The primary purpose of stock options is to provide executive officers and other Team Members with a personal and financial interest in Biomet's success through stock ownership, thereby aligning the interests of such persons with those of Biomet's shareholders. This broad-based program is a vital element of Biomet's goal to empower and motivate outstanding long-term contributions by Team Members within all levels of Biomet. The Committee believes that stock options help to create an entrepreneurial environment within Biomet and instill the spirit of a small company. Additionally, the Committee believes stock options provide broad incentives for the day-to-day achievements of all Team Members in order to sustain and enhance Biomet's long-term performance.

The Committee believes that the value of stock options will reflect Biomet's financial performance over the long term. Because Biomet's employee stock option program provides for a one-year waiting period before options may be exercised and an exercise price at fair market value as of the date of grant, executive officers and other Team Members benefit from stock options only when the market value of the Common

Shares increases over time. Individual executive officer stock option awards are based on level of responsibility, individual contribution, length of service and total number of Common Shares owned in relation to other executive officers. All Team Members are eligible to receive stock options. The current plan provides that all hourly Team Members of Biomet and its subsidiaries receive a stock option after just two years of service with Biomet or one of its subsidiaries.

BENEFIT PLANS. The executive officers may also participate in Biomet's 401(k) and the Employee Stock Bonus Plan ("ESBP"). All Team Members who are at least 18 years of age and have at least 90 days of service are also eligible to participate in both plans. With respect to the 401(k), each year Biomet, in its sole discretion, may match 75% of each Team Member's contributions, up to a maximum amount equal to 5% of the Team Member's compensation, either in cash or in Common Shares. All contributions to the 401(k) are allocated to accounts maintained on behalf of each participating Team Member and, to the extent vested, are distributed to the Team Member upon retirement, death, disability or termination of service. Historically, the 401(k) has purchased Common Shares with Biomet's matching contribution. Biomet may make contributions to the ESBP in the form of Common Shares or cash in such amounts, if any, as it may determine in its sole discretion, and participating Team Members may make voluntary contributions to the ESBP in amounts up to 10% of their annual compensation. The funds accumulated under the ESBP are invested by the trustee primarily in Biomet Common Shares. Distributions are made to Team Members at retirement, death, disability or termination of service, in Common Shares or, at the Team Member's option, in cash. Because a significant portion of the assets of both of these plans is invested in Biomet's Common Shares, they serve to further align the interests of Team Members, management and shareholders.

HOW IS BIOMET'S PRESIDENT AND CHIEF EXECUTIVE OFFICER COMPENSATED?

The compensation for Biomet's President and Chief Executive Officer, Dane A. Miller, Ph.D., is established by the Compensation Committee and approved by the Board of Directors. Dr. Miller is not a member of the Compensation Committee and does not participate in decisions of the Board of Directors with respect to his compensation. Over the years, Dr. Miller has received modest increases in his cash compensation, notwithstanding Biomet's strong financial results. These modest increases reflect his cost-conscious management style and belief that the financial success of management should be closely aligned with shareholder interests through appreciation in the value of Biomet's stock. Dr. Miller has never received a stock option and he does not participate in Biomet's stock option program. Notwithstanding an increase in Biomet's operating income, before non-recurring items (as discussed in the Company's Fiscal Year 2002 Annual Report to Shareholders), of 17% for fiscal year 2002, the total compensation paid to Dr. Miller increased approximately 9.4% during fiscal year 2002.

The Committee believes that the executive compensation programs and practices described above are conservative and fair to Biomet's shareholders. The Committee further believes that these programs and practices serve the best interests of Biomet and its shareholders.

                       Respectfully submitted,

                       COMPENSATION COMMITTEE       STOCK OPTION COMMITTEE
                       Kenneth V. Miller, Chairman  Kenneth V. Miller, Chairman
                       C. Scott Harrison, M.D.      Dane A. Miller, Ph.D.
                       Jerry L. Miller              Jerry L. Miller
                                                    Niles L. Noblitt

                          REPORT OF AUDIT COMMITTEE

The following Report of the Audit Committee does not constitute soliciting material and should not be deemed filed or incorporated by reference into any other Company filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that Biomet specifically incorporates this Report by reference therein.

The primary function of the Audit Committee, as stated in its written charter adopted by the Board of Directors, is to assist the Board of Directors in fulfilling its oversight responsibilities as they relate to the Company's accounting policies, internal controls and financial reporting practices. The Audit Committee fulfills this responsibility by reviewing the financial reporting process, the systems of internal control, the audit process and the Company's process for monitoring compliance with laws and regulations and with its code of conduct. In performing its duties, the Audit Committee will maintain effective working relationships with the Board of Directors, management and the internal and independent auditors. To effectively perform his role, each committee member will obtain an understanding of the detailed responsibilities of committee membership as well as the Company's business, operations and risks. Members of the Audit Committee are independent non-executive directors and fall within the definition of "independent director" as set forth by the Nasdaq Market Rules.

The Audit Committee fulfills its responsibilities through periodic meetings with the Company's independent auditors, internal auditors and members of Biomet's management. During fiscal year 2002, the Audit Committee met nine times. In addition, the chairman of the Audit Committee, as a representative of the Audit Committee, discussed the interim financial information contained in each quarterly earnings announcement with management prior to public release.

The Audit Committee has discussed with management, the internal auditors and the independent auditors the quality and adequacy of the Company's internal controls. The Audit Committee has considered and reviewed with the internal and independent auditors their audit plans, the scope of the audit, the identification of audit risks and the results of the internal audit examinations.

The Audit Committee has reviewed Biomet's audited financial statements for the fiscal year ended May 31, 2002, and discussed them with management and the Company's independent auditors. Management has the responsibility for the preparation and integrity of the Company's financial statements and the independent auditors have the responsibility for the examination of those statements. The Audit Committee's review included discussion with the independent auditors of matters required to be discussed pursuant to Statement on Auditing Standards No. 61 (Communication With Audit Committees).

Based upon the review of the financial statements and discussions with management and the independent auditors, the Audit Committee recommended to the Board that Biomet's audited financial statements be included in its Annual Report on Form 10-K for the fiscal year ended May 31, 2002 for filing with the Securities and Exchange Commission.

The Audit Committee recommended that the Board of Directors appoint Ernst & Young LLP as the independent accountants for Biomet's fiscal year 2003.

The Audit Committee has received and reviewed written disclosures and a letter from the independent accountants required by the Independence Standards Board Standard No. 1, entitled "Independence Discussions with Audit Committees," as amended to date, and has discussed with the independent accountants their independence from management. The Audit Committee has determined that the provision of non-audit services to Biomet during the most recently ended fiscal year by the independent accountants is compatible with maintaining their independence.

During fiscal year 2002, the Audit Committee reviewed all transactions between the Company and its executive officers. The Audit Committee believes the terms of these transactions are no less favorable to Biomet than would have been available in the absence of the relationship with the executive officer.

It is not the duty of the Audit Committee to plan or conduct audits or to determine that Biomet's financial statements are complete and accurate and in accordance with accounting principles generally accepted in the United States. Those responsibilities belong to management and Biomet's independent auditors. In giving its recommendations to the Board of Directors, the Audit Committee has relied on (a) management's representation that such financial statements have been prepared with integrity and objectivity and in conformity with accounting principles generally accepted in the United States, and (b) the report of Biomet's independent auditors with respect to such financial statements.

                                                Respectfully submitted,

                                                Kenneth V. Miller, Chairman
                                                C. Scott Harrison, M.D.
                                                L. Gene Tanner

                          STOCK PERFORMANCE GRAPH

The following graph compares the cumulative total shareholder return on Biomet's Common Shares with the cumulative total return of Standard & Poor's 500 Stock Index (the "S&P 500 Index") and Standard & Poor's Health Care Equipment Index (the "S&P Health Care Index") for the five most recent fiscal years ended May
31. The comparison assumes $100 invested on May 31, 1997, and the reinvestment of dividends, in Biomet's Common Shares and in each of the indices.

              COMPARISON OF 5 YEAR CUMULATIVE TOTAL RETURN*
                AMONG BIOMET, INC., THE S&P 500 INDEX AND THE
                            S&P HEALTH CARE INDEX


                               [PERFORMANCE GRAPH]


                                MAY97        MAY98        MAY99            MAY00          MAY01            MAY02
BIOMET INC                      100      155.37166     215.7223499      195.5412574     364.619692     346.6028936
S&P 500 INDEX                   100      130.6851387   158.1622645      174.7335241     156.292526     134.6512219
SP500 HEALTH CARE INDEX         100      130.9808074   162.2760778      181.0200208     178.2802621    193.7071677
                                                                   YEARS ENDING


*$100 INVESTED ON 5/31/97 IN STOCK OR INDEX-INCLUDING REINVESTMENT OF DIVIDENDS.
 FISCAL YEAR ENDED MAY 31.
                                         19

                             CERTAIN TRANSACTIONS

Dane A. Miller, Ph.D., President and Chief Executive Officer and a member of the Board of Directors of Biomet, is a majority shareholder in a corporation which provides the use of an aircraft to Biomet on an as-needed basis. Biomet pays a flat monthly fee of $39,750, plus sales tax, to that corporation for the use of the aircraft. During the last fiscal year, Biomet made payments to that corporation of approximately $500,850 in rental fees and scheduled maintenance on the aircraft. The Audit Committee of the Board of Directors has reviewed this relationship and believes the rental rate and other terms of this arrangement to be no less favorable to Biomet than would have been available in the absence of the relationship described.

         SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934 requires Biomet's directors and executive officers and persons who own more than 10 percent of a registered class of Biomet's equity securities to file with the Securities and Exchange Commission ("SEC") initial reports of ownership and reports of changes in ownership of Biomet Common Shares and other equity securities. Officers, directors and greater-than-ten percent shareholders are required by SEC regulations to furnish Biomet with copies of all Section 16(a) forms filed by them.

To Biomet's knowledge, based solely on the review of the copies of such reports furnished to Biomet and written representations that no other reports were required, all Section 16(a) filing requirements applicable to its officers, directors and greater-than-ten percent beneficial owners were complied with on a timely basis during the fiscal year ended May 31, 2002.

      RATIFICATION OF SELECTION OF INDEPENDENT ACCOUNTANTS (ITEM 2)

In June 2001, PricewaterhouseCoopers LLP ("PWC") advised Biomet that it was closing its office in South Bend, Indiana, which office has served the Company since 1980. Upon receipt of this advice, Biomet's Audit Committee and members of management interviewed several accounting firms, including PWC. On October 29, 2001, the Board of Directors of the Company, on the recommendation of the Audit Committee, approved the dismissal of PWC and the appointment of Ernst & Young LLP as the Company's independent accountants for the year ended May 31, 2002.

The reports of PWC on the Company's financial statements for the years ended May 31, 2001 and 2000 did not contain any adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles. In connection with the audits of the Company's financial statements for the years ended May 31, 2001 and 2000 and through October 29, 2001, there have been no disagreements with PWC on any matters of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of PWC, would have caused them to make reference thereto in their reports on the financial statements for such years.

Subject to ratification by the shareholders, the Board of Directors, upon the recommendation of the Audit Committee, has selected Ernst & Young LLP (Ernst & Young) as independent accountants for Biomet for the fiscal year ending May 31, 2003. Biomet has been advised by Ernst & Young that neither it nor any of its associates has any direct or material indirect financial interest in Biomet.

Representatives of Ernst & Young are expected to be present at the Annual Meeting. They will have the opportunity to make a statement, if they desire to do so, and are expected to be available to respond to appropriate questions concerning the audit for the fiscal year ended May 31, 2002.

                     FEES PAID TO INDEPENDENT AUDITORS

During fiscal year 2002, Biomet retained Ernst & Young to provide services in the following categories and amounts:

       Audit related fees(1).........................................$432,000
       Financial information systems design or implementation fees...$  -0-
       All other fees(2).............................................$163,000

(1)Audit related services of Ernst & Young during fiscal year 2002 consisted of professional services rendered in connection with the audit of Biomet's annual financial statements set forth in the Biomet, Inc. Annual Report on Form 10-K for the year ended May 31, 2002 and the review of Biomet's Quarterly Reports on Form 10-Q for the quarters ended November 30, 2001 and February 28, 2002.

(2)Other fees include non-audit related professional services consisting primarily of certain foreign statutory audits, employee benefit plan audits, tax compliance services and other consultations. The Audit Committee has advised the Board of Directors that, in its opinion, the non-audit services rendered by Ernst & Young during the fiscal year ended May 31, 2002 are compatible with maintaining the independence of such auditors.

                                OTHER MATTERS

As of the date of this Proxy Statement, the Board of Directors of Biomet has no knowledge of any matters to be presented for consideration at the Annual Meeting other than those referred to above. If (a) any matters of which Biomet did not have notice by June 19, 2002 (45 days prior to August 31, the date of mailing of proxy materials for last year's Annual Meeting) should properly come before the meeting; (b) a person not named herein is nominated at the meeting for election as a director because a nominee named herein is unable to serve or for good cause will not serve; or (c) any matters should arise incident to the conduct of the meeting, then the proxies will be voted in accordance with the recommendations of the Board of Directors of Biomet.

                                         By Order of the Board of Directors,

                                         /s/ DANIEL P. HANN

                                         Daniel P. Hann, Secretary

August 21, 2002

[BIOMET, INC. LOGO]

BIOMET, INC.
56 E. BELL DRIVE
P.O. BOX 587
WARSAW, IN 46582

VOTE BY INTERNET - WWW.PROXYVOTE.COM
Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site. You will be prompted to enter your 12-digit Control Number which is located below to obtain your records and to create an electronic voting instruction form.

VOTE BY MAIL
Mark, sign, and date your proxy card and return it in the postage-paid envelope we have provided or return it to Biomet, Inc., c/o ADP, 51 Mercedes Way, Edgewood, NY 11717.


TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:
                                                                                   BIOMET        KEEP THIS PORTION FOR YOUR RECORDS
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                 DETACH AND RETURN THIS PORTION ONLY
                                       THIS  PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

BIOMET, INC.
THIS PROXY, WHEN PROPERLY EXECUTED, WILL
BE VOTED IN THE MANNER DIRECTED. IF NO
DIRECTION IS GIVEN, THIS PROXY WILL BE
VOTED "FOR" MATTERS 1 & 2 BELOW.                        FOR   WITHHOLD   FOR ALL     To withhold authority to vote, mark "For All
                                                        ALL     ALL      EXCEPT      Except" and write the nominee's number on the
ELECTION OF DIRECTORS                                                                line below.
                                                        [ ]     [ ]       [ ]
1. NOMINEES: 01) C. SCOTT HARRISON, M.D.                                             ----------------------------------------------
             02) KENNETH V. MILLER
             03) NILES L. NOBLITT
             04) MARILYN TUCKER QUAYLE
             05) L. GENE TANNER

VOTE ON PROPOSAL

                                                                                                           FOR    AGAINST   ABSTAIN

2. RATIFICATION OF THE SELECTION OF ERNST & YOUNG LLP AS INDEPENDENT PUBLIC ACCOUNTANTS FOR THE COMPANY    [ ]      [ ]       [ ]
   FOR THE FISCAL YEAR ENDING MAY 31, 2003.

3. IN THEIR DISCRETION, UPON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT
   THEREOF.

Please sign exactly as your name appears above. When shares are held by joint tenants, both should sign.
When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.
If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Please check box to the right if you plan to attend the annual meeting.     [ ]

For address changes and/or comments, please check this box and write them
on the back where indicated.                                                [ ]


--------------------------------------------------          ---------------------------------------------------

--------------------------------------------------          ---------------------------------------------------
Signature [PLEASE SIGN WITHIN BOX]        Date              Signature (Joint Owners)               Date


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PROXY


                                  BIOMET, INC.

       ANNUAL MEETING OF SHAREHOLDERS - SEPTEMBER 21, 2002, AT 1:30 P.M.
                       THIS PROXY IS SOLICITED ON BEHALF
                           OF THE BOARD OF DIRECTORS

     The undersigned hereby appoints Dane A. Miller, Ph.D. and Niles L. Noblitt as proxies, each with the power to act alone and of substitution, and hereby authorizes them to represent and to vote, as designated on the reverse side, all the Common Shares of the Company that the undersigned is entitled to vote at the Annual Meeting of Shareholders to be held on Saturday, September 21, 2002, or any adjournment thereof.

     ---------------------------------------------------------------------
     Address Changes/Comments:
                               -----------------------------------------

     ---------------------------------------------------------------------

     ---------------------------------------------------------------------

     ---------------------------------------------------------------------
     (If you noted address changes or comments above, please check the corresponding box on the reverse side.)

               PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY
                               USING THE ENCLOSED ENVELOPE.


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